SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2003

K-SWISS Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18490	95-4265988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 706-5100

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On April 24, 2003, K-Swiss Inc. (the “Company”) issued a press release discussing its results of operations and financial condition for the first quarter 2003.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission (the “SEC”) in Release No. 33-8216 issued March 27, 2003. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SWISS Inc.

Date: April 24, 2003	By:	/s/ George Powlick
Name: George Powlick Title: Vice President – Finance, Chief Financial Officer and Director

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 24, 2003.

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